                                                                   EXHIBIT 99.j2

                                POWER OF ATTORNEY

     We, the undersigned Directors/Officers of the following investment company:

                       AMERICAN CENTURY GROWTH FUNDS, INC.
                                  ("THE FUND")

hereby constitute and appoint David C. Tucker, Charles A. Etherington, David H.
Reinmiller, Charles C.S. Park, Janet A. Nash, Brian L. Brogan, Otis H. Cowan,
Kathleen Gunja Nelson, Christine J. Crossley, and Ryan L. Blaine each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, (a) to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A,
Form N-8A or any successor thereto, any and all subsequent Amendments,
Pre-Effective Amendments, or Post-Effective Amendments to said Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith; (b)
to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Fund; and (c) generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all
related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 25, 2006.

This power of attorney may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     WITNESS my hand on this 25th day of January, 2006.

                                    SIGNATURE

/s/ James E. Stowers, Jr.                   /s/ Donald H. Pratt
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James E. Stowers, Jr.                       Donald H. Pratt

/s/ James E. Stowers III                    /s/ Gale E. Sayers
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James E. Stowers III                        Gale E. Sayers

/s/ Thomas A. Brown                         /s/ M. Jeannine Strandjord
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Thomas A. Brown                             M. Jeannine Strandjord

/s/ Andrea C. Hall                          /s/ Timothy S. Webster
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Andrea C. Hall                              Timothy S. Webster

/s/ D.D. Hock                               /s/ William M. Lyons
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D. D. (Del) Hock                            William M. Lyons

                                            /s/ Maryanne Roepke
                                            ------------------------------------
                                            Maryanne Roepke